Delivering Better Care Together Investor Presentation September 2023

General This presentation is for use by prospective supporters and investors in American Oncology Network, Inc. (the “Company”) as described herein. The presentation was created for individuals to make an evaluation of the subject matter contained herein and to assist them in evaluating the Company. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data contained in this presentation. The Company does not make any representation or warranty as to the accuracy or completeness of this presentation and shall have no liability for any representations (express or implied) contained herein, or for any omissions from this presentation, or any other written or oral communication transmitted to the recipient in the course of the recipient’s evaluation of the Company. The information presented in this presentation is proprietary and confidential. It may not be reproduced or communicated in any manner, verbally, electronically, or otherwise, without the written consent of the Company. If you have agreed to receive this presentation, you shall be deemed to be in agreement that this information is proprietary and confidential, and fully understand and agree to refrain from transference of same to any other individuals or business entities. If you do not wish to be bound by this agreement, please return this document to the Company. Additionally, the presentation is covered by U.S. copyright laws. Therefore, reproduction or dissemination of contents may be in violation of federal law. Industry and Market Data; Trademarks This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. Any trademarks, servicemarks, trade names and copyrights of the Company and other companies contained in this Presentation are the property of their respective owners. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this presentation has not been audited in accordance with PCAOB standards and does not conform to the requirements of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by DTOC or the Company with the SEC. Some of the financial information and data contained in this presentation, such as Gross Profit, Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with the United States generally accepted accounting principles (“GAAP”). The Company believes that the use of Gross Profit and Adjusted EBITDA provides an additional tool to assess operational performance and trends in, and in comparing our financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. The Company’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. The principal limitation of Adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. A reconciliation of Gross Profit and Adjusted EBITDA to the most directly comparable GAAP measure is included elsewhere in this presentation. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented in this presentation in conjunction with AON’s financial statements and the related notes thereto. In addition, this presentation contains run rate financial information with respect to AON’s revenue, gross profit, operating expenses and Adjusted EBITDA based on AON’s quarterly results for the fiscal period ended June 30, 2023. Such financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such financial information. See “Forward-Looking Statements” below and the Risk Factors included at the end of this presentation. Actual results may differ materially from the results contemplated by such financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such financial information will be achieved. The independent auditors of AON have not audited, reviewed, compiled or performed any procedures with respect to such financial information for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This presentation shall also not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Disclaimer 2

This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ under applicable securities laws. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on projections prepared by, and are the responsibility of AON’s management teams. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward- looking statement contained in this presentation; we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation except as required by law. Forward Looking Statements 3

Today’s Presenters 4 Todd Schonherz David Gould Chief Executive Officer Chief Financial Officer Prior Experience – 31 years Prior Experience – 26 years

American Oncology Network (“AON”) At A Glance 5 AON is building one of the fastest growing networks of community oncology practices, helping deliver high-quality cancer care across the U.S. AON Headquarters AON States 54% ~200 Revenue CAGR (1) Providers 30 77 Practices Sites of Care $1.2B LTM June 2023 Revenue $23M LTM June 2023 Adj. EBITDA States & D.C.20 1) Based on CY19 – CY 2022 revenue CAGR

Patient Story 6 “It’s a wonderful community-based practice and everything you need is right there,” said Cheryl. “They take you in and get your labs done; then you see the doctor and go for treatment, if needed. The pharmacy is onsite, and your next appointments are scheduled and on your calendar before you leave. It’s almost seamless.” – Cheryl Campbell, breast cancer patient Cheryl’s Story • Patient of Dr. Gerald Miletello with Hematology Oncology Clinic in Baton Rouge, LA • 4 physician practice with 3 locations • Strategic research site for Sarah Cannon Research Institute • Patient received calls from care management to check in between appointments and AON pharmacy to monitor progress • Received immunotherapy and oral oncolytics targeting specific cancer cells

Investment Highlights 7 Significant Market Opportunity Technology-Enabled Platform Delivering High-Quality Cancer Care Significant Growth Potential With Proven Profitability Repeatable Model To Build Scale Highly Experienced Management Team And Expert Physician Leadership Differentiated Model Aligned With Physicians

Oncology Is A Large, Fragmented Market 8 10% 14% 76% Practices employ 1-5 oncologists Nationwide Opportunity Highly Fragmented Provider Base 1) CDC – Interactive Summary Health Statistics for Adults 2021 2) Cancer Epidemiology Biomarkers & Prevention 2020; Medical care costs associated with cancer survivorship in U.S. 3) JAMA 2020; US health care spending by payer and health condition 4) IQVIA 2022 Global Oncology Trends Report; Average 11 NAS per year 2012 - 2016 vs average 21 NAS per year 2017 - 2021 5) IQVIA 2022 Global Oncology Trends Report 3% 97% ~76% Practices have fewer than 5 sites ~97% Number of Oncologists 19 to 66 66 - 107 107 - 241 241 - 396 AON States 1 - 5 6 - 12 >12 Number of Oncologists per Practice 396 -1,305 (9) 1 - 5 >5 Number of Sites est. 2020 U.S. oncology spend $200B+ oncologists in the U.S. 13,300 oncology drug spending growth next four years 11% CAGR estimated oncologist shortage by 2025 >2,200 Large and Growing Market of U.S. adults have been diagnosed with cancer 9.8% +90% increase in annual new drugs launches since 2016 (1) (2, 3) (4) 6) ASCO, State of the Oncology Workforce in America, May 2022 7) American Society of Clinical Oncology 8) Key Trends in Tracking Supply and Demand of Oncologists; American Society of Clinical Oncology, 2020 9) Includes services in Washington D.C. 10) Oncology practice landscape in 2018; Oncology Practice Management (5) (6) (7) (8) (10)

Community Oncology Plays A Critical Role In The Ecosystem 9 Key Benefits Cost of Care Personal Community oncologists take the time to get to know their patients and their unique needs Accessible Clinics are located in the communities where patients live and work High Quality & Cutting Edge Majority of new cancer drugs are studied in clinical trials conducted in community oncology practices Cost Effective Community treatment on average is substantially cheaper than treatment done in a hospital setting Cost of Cancer Treatment (indexed to Hospital = 100) Hospital Community On average, community oncology is ~40% cheaper Community oncology is aligned with two critical structural trends in healthcare: (1) the shift from volume to value and (2) increasing focus on social determinants of health (1) 1) Represents reduction in per person per month average total care costs per study conducted by the Community Oncology Alliance in 2018

Larger oncology platforms have numerous advantages: Improved pricing due to purchasing scale and advanced formulary Broader recruitment efforts Greater access to various constituents (payors, pharma, clinical trials, etc.) Integrated, in-house services (e.g., specialty pharmacy, pathology lab) Centralized operations and technology platform Substantial Scale Benefits Exist In The Industry 10 1 2 3 4 5 AON’s advantages vs. other network models

AON’s Fully-Integrated Model 11 AON offers community oncology practices benefits of scale through an integrated care platform, while preserving local practice autonomy ✓Real Estate Ownership ✓Physician Comp Formula ✓Capital Investments ✓Research Participation Local Practice Management Practice Mgmt. Technology Transitions to VBC ✓Revenue Cycle ✓Procurement ✓Staffing and HR ✓Compliance and Legal ✓IT Systems ✓Decision Support ✓Data Analytics ✓Managed Care Contracting ✓Quality and Reporting ✓Care Management Patient Mgmt. ✓Patient Intake ✓Patient Registration ✓Scheduling ✓Triage Clinical Care ✓Infusion Services ✓Admixture ✓Imaging ✓Local Laboratory ✓Clinical Staff ✓Access to Clinical Trials

AON’s Platform Drives Revenue Growth And Diversification 12 Specialty Pharmacy Radiation Therapy & Imaging Clinical Research Laboratory & Pathology ♦ In-house AON specialty pharmacy “insources” revenue to the practice ♦ Access to >92% of oral oncolytics ♦ 80% average script capture rate ♦ Hands-on patient assistance & support ♦ In-network with major PBMs ♦ Support investment in select practices/markets ♦ Opportunity to significantly expand practice capabilities ♦ Enhances patient treatment options in-house ♦ Network-wide data analytics and trial matching ♦ Provide access to diverse patient demographics ♦ Currently offering 100+ clinical trials ♦ Centralized CLIA-certified, CAP- accredited lab ♦ Better turnaround times ♦ 24/7 access to pathologists ♦ Integrated into AON EMR system ♦ Access to novel technologies such as next-generation sequencing (“NGS”)

Robust Tech Platform Underpins Operations, Driving Efficiencies 13 Practice Ops Pharmacy Ops Lab Ops Research Ops Substantial investments made since inception to built an integrated technology platform that ties together our clinical and operational ecosystems One platform connects patient records, pharmacy, pathology lab, and back office, creating improved service levels and care outcomes Automates workflows in key areas such as revenue cycle management, increasing clinical efficiency Centralized formulary and care navigator allows AON’s expert medical team to push new insights to practices, raising the quality of care Data warehouse and decision support drives objective clinical and practice operations

Compelling Value Proposition For Patients, Providers, And Payors 14 PayorsProvidersPatients >90% Avg. Annual Physician Retention Patient Satisfaction 94% ~40% Lower cost of cancer care in the community setting vs. hospitals 38% Avg. Earnings Growth After 1 Year Better Care Better Provider Experience Lower Cost 1) Overall score, AON 2022 patient survey data 2) Average annual gross physician retention (1/1/10 – 9/20/22) 3) Please see footnotes on page 17 4) Represents reduction in per person per month average total care costs per study conducted by the Community Oncology Alliance in 2018 (1) (2) (4) (3)

AON Delivers High-Quality Cancer Care For Patients 15 Patients Community Setting Access to quality providers where patients live Fully Integrated In house lab, pharmacy, and care coordination Personalized Treatment Best-in-class technology and access to the latest treatment options Holistic Care Whole-person approach, with commitment to addressing social determinants of health

A Differentiated Offering To Physicians 16 AON Fully Independent Other Network Models Employed Model (e.g., Hospital) Operational Autonomy Purchasing Scale Integrated Pharmacy and Lab Centralized Back Office Robust Tech Platform Aligned Economic Incentives Providers

Average Pre-Distribution Pool (“PDP”) Earnings Per Physician ($K) Business Model Aligned With Providers For Growth 17 $695 $959 Before AON After 1st Year ✓ New revenue streams ✓ VBC / APM revenues ✓ Improved charge capture ✓ Improved RCM performance ✓ Improved pharmacy margins ✓ Reduced practice overhead ✓ Optimized clinical staffing ✓ Enhanced practice operations Providers • Our goal is to align incentives with our practices: we do better when our practices grow • The platform creates numerous ways to drive better economics for the practices • AON also reduces administrative burden for the practices, allowing them to focus on care (1) (2) 1) PDP is practice-level margin, net of AON central service fees and all practice operating expenses, available for distribution 2) Compares months 13-15 PDP run-rate to pre-AON baseline PDP. Includes 20 practices (98 physicians) that have been on the AON platform for 15 or more months +38%

Delivering Better Care At Lower Cost 18 2.0% Decrease in total expenditures compared to OCM practices 12.3% Decrease in hospital admissions 9.6% Decrease in unplanned 30-day readmissions 12.0% Decrease in emergency room visits (no admission/observation stay) 13.6% Decrease in physician and ancillary services expenditures (1) Increase in biosimilar drug usage Decrease in patient prescription expenses 4.2% Decrease in total expenditures compared to all oncology practices $ Payors Note: Results based on risk-adjusted TTM averages for the period ended 3/31/22, AON OCM results compared to peer median, CMMI OCM report August 2022 1) Ancillary services include ambulatory radiation oncology, lab testing, imaging and other outpatient facility services

Model Has Driven Strong Growth 19 Rapid Scaling Standalone Transition Positioned for Growth Revenue Growth 2018 2019 2020 2021 2022 2023 Practices 3 11 19 23 28 31 Providers 21 93 136 186 192 208 Practices Added $67 $320 $724 $944 $1,150 54% CAGR(1) (2) 1) Based on CY19 – CY 2022 revenue CAGR 2) Unaudited 2018 financial results 3) Figures are as of December 31st of the respective year, except for 2023, which is as of September 1st; “Providers” includes physicians and Advanced Practice Providers (“APP”) (3)

Strong “Same Practice” Growth 20 1) Unaudited cash collections data; excludes billed revenue and other GAAP revenue adjustments 2) Adjusted CAGR based on annualized collections for each new practice in first year with AON 3) Reflects 6 months ended June 2023, annualized +30% +30% +32% Adjusted CAGR +64% Practice Cash Collections ($mm) (1) (2) AON’s unique model drives consistent, strong growth after practices join the platform Providers $151 $173 $185 $192 $199 $133 $318 $343 $380 $398 $153 $279 $334 $356 $72 $160 $184 $57 $92 $3 $22 $284 $644 $879 $1,123 $1,232 2018 2019 2020 2021 2022 YTD June 2023 Annualized 2023 2022 2021 2020 2019 2018 +39% (3) Practice Cohorts:

Summary Financial Performance 21 Revenue ($mm) Adjusted EBITDA ($mm) Track record of consistent, strong growth Calendar Year Ended Trailing Twelve $320 $725 $944 $1,150 $1,217 2019 2020 2021 2022 2Q 2023 54% CAGR History of positive EBITDA and margin expansion Calendar Year Ended Trailing Twelve 66% CAGR $5 $26 $10 $18 $23 2019 2020 2021 2022 2Q 2023 2021 decrease driven by investment in stand- alone back office (1) 1) See Adjusted EBITDA reconciliation on page 28 for additional details

AON Has Multiple Levers For Continued, Sustained Growth 22 Drive Organic Growth Add Practices and Markets Enhance Service Offerings Expand Margins ♦ Grow ancillary services ♦ Expand existing practices ♦ Effective patient marketing ♦ Continue capital- efficient M&A ♦ Enter targeted new markets ♦ Drive new MSO/Rx only model ♦ Selectively add Radiation and Imaging Oncology ♦ Expand clinical trial participation ♦ Monetize valuable practice data ♦ Grow VBC/APM revenues ♦ Improve net drug pricing ♦ Leverage back-office operations

Led By Team With Impressive Depth And Expertise 23 32 Years of Experience Mark Moch Chief Information Officer James Gilmore Chief Pharmacy & Clinical Services Officer Anthony Belott Chief Development Officer Stephen Divers Chief Medical Officer 18 Years of Experience 26 Years of Experience 20 Years of Experience Karen Pilley Chief Revenue Cycle Officer 31 Years of Experience Alti Rahman Chief Strategy & Innovation Officer 15 Years of Experience Erica Mallon General Counsel 10 Years of Experience Kristin Matisziw Chief Compliance and Risk Officer 19 Years of Experience 31 Years of Experience Todd Schonherz Chief Executive Officer David Gould Chief Financial Officer 26 Years of Experience

Investment Highlights 24 Significant Market Opportunity Technology-Enabled Platform Delivering High-Quality Cancer Care Significant Growth Potential With Proven Profitability Repeatable Model To Build Scale Highly Experienced Management Team And Expert Physician Leadership Differentiated Model Aligned With Physicians

Appendix 25

Supplemental Financial Information 26

Non-GAAP Reconciliations 27 Direct Care Margin ($000) Practice Contribution ($000)

Non-GAAP Reconciliations (cont.) 28 Adjusted EBITDA ($000) The company includes adjusted EBITDA because it is an important measure that our management uses to assess the results of operations, to evaluate factors and trends affecting the business, and to plan and forecast future periods. Adjusted EBITDA is a “non-GAAP” financial measure within the meaning of Item 10 of Regulation S-K promulgated by the SEC. Management believes that this measure provides an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results, provides a more complete understanding of the Company’s results of operations and the factors and trends affecting the business. However, non-GAAP financial measures should be considered a supplement to, and not as a substitution for, or superior to the corresponding measures calculated in accordance with U.S. GAAP. Non-GAAP financial measures used by management may differ from the non-GAAP measures used by other companies, including the Company’s competitors. Management encourages investors and others to review the Company’s financial information in its entirety, not to rely on any single financial measu re.

Risks Related to Our Business • In order to execute our growth strategy, we will need to acquire oncology practices and affiliated care providers (“Network P ractices”) through AON. Our ability to grow depends upon a number of factors, including our ability to obtain referrals for cancer patient care services, identif y appropriate physician practices to acquire, enter into contracts with such additional Network Practices, obtain leases, identify appropriate facilities to acquire, complete internal buildouts of new facilities within proposed timelines and budgets, and hire and retain employees including but not limited to physicians affil iated with Network Practices. We cannot guarantee that we will be successful in pursuing our growth strategy. • Our services are concentrated in certain geographic areas and populations exposing us to unfavorable changes in local benefit costs, reimbursement rates, competition and economic conditions. • Our Network Practices primarily depend on reimbursement from third-party payors, as well as payments by individuals, which could lead to delays, denials, or uncertainties in the reimbursement process. • A significant portion of our revenue is derived from a limited number of health insurance and medical group companies. Those payors could take action to remove, exclude, delay, or otherwise prevent the inclusion of our Network Practices in their provider networks. Operational Risks and Risks Related to Our Industries • If we are unable to attract new patients and to obtain new payor contracts our revenue growth will be adversely affected. • Reductions in government reimbursement rates or changes in the rules governing government healthcare programs could have a material adverse effect on our financial condition and results of operations. • We cannot predict the effect that health care reform and other changes in government programs may have on our business, financial condition or results of operations. • A pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide, such as the outbreak of COVID-19 or the continuation of such an outbreak, could adversely affect our business, financial condition, results of operations and growth. Risk Factors 29